Filed Pursuant to Rule 497(l)

File No.: 333-283139

Rule 482 ad

Are you an investor looking to tap into the next wave of breakout startups in the digital asset space? Are you looking for investment opportunities that in the past were available only to institutional investors or high net worth individuals?

Introducing The C1 Fund — a closed end fund registered with the SEC and listed on the New York Stock Exchange. It opens access for investing in private companies in the digital asset technology and services sector.

Our portfolio is designed to include up to 30 of the leading private companies at the heart of the digital asset revolution. We're not chasing hype. We’re backing companies with strong fundamentals, real traction, and innovation that drives real-world results. Our team applies rigorous due diligence to select companies we believe are positioned for long-term growth.

Institutional capital has already moved to making these types of investments. Now you can, too.

No private club. No special invite. No gatekeepers. Anyone with a brokerage account can invest in C1 Fund. Our ticker symbol on the New York Stock Exchange is CFND.

Backed by a team with extensive experience in capital markets and digital assets, the C1 Fund operates in a highly regulated environment, blending innovation with discipline.

With C1 Fund, investors can now access a market segment that until recently was available only to a select few.

You may find us on your investment platform or learn more about the Fund at c1fund.com.

Disclaimer (on-screen):

Investors should carefully consider the investment objectives and risks as well as charges and expenses of C1 Fund before investing. To obtain a prospectus, please contact us at info@c1fund.com. The prospectus contains this and other information about C1 Fund. Please read the prospectus carefully before investing.